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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: January 24, 2000
                       (Date of earliest event reported)



                           BELL ATLANTIC CORPORATION
            (Exact name of registrant as specified in its charter)

Delaware                                                 1-8606                                23-2259884
(State or other jurisdiction of incorporation)           (Commission file number)              (I.R.S. employer identification no.)



1095 Avenue of the Americas
New York, New York                                                      10036
(Address of principal executive offices)                              (Zip code)


      Registrant's telephone number, including area code: (212) 395-2121



                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

Attached as an exhibit is the press release and financial tables issued by Bell Atlantic Corporation on January 24, 2000 announcing earnings for the fourth quarter of 1999 and the year ended December 31, 1999 and contained in its Investor Relations Bulletin.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c)  Exhibits.

99 Press Release and financial tables, dated January 24, 2000, issued by Bell Atlantic Corporation and contained in its Investor Relations Bulletin.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BELL ATLANTIC CORPORATION


                                      By: /s/ Doreen A. Toben
                                         --------------------------------
                                         Doreen A. Toben
                                         Vice President - Controller



Date: January 25, 2000
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                                 EXHIBIT INDEX



Exhibit
Number    Description
------    -----------

  99 Press Release and financial tables, dated January 24, 2000, issued by Bell Atlantic Corporation and contained in its Investor Relations Bulletin.